Exhibit 10.24

ASSURED GUARANTY LTD.

DESCRIPTION OF EXECUTIVE OFFICER CASH COMPENSATION

FOR 2009

Set forth below are the 2009 annual salary of the Chief Executive Officer, the Chief Financial Officer and each of the three other most highly compensated Executive Officers.

Dominic J. Frederico

 President and Chief Executive Officer, Assured Guaranty Ltd.

Salary
$750,000

Robert B. Mills

 Chief Financial Officer, Assured Guaranty Ltd.

Salary
$520,000

Michael J. Schozer

 President, Assured Guaranty Corp.

Salary
$400,000

James M. Michener

 General Counsel, Assured Guaranty Ltd.

Salary
$390,000

Robert A. Bailenson

 Chief Accounting Officer, Assured Guaranty Ltd.

Salary
$350,000

In addition to salary, the named executive officers will be eligible to be considered to receive cash bonuses for 2009 performance.  In 2009, the named executive officers will receive perquisites and other annual compensation including, employer contributions to retirement plans, tax preparation services, financial planning services, club fees, business related spousal travel, and executive health benefits.  In 2009, Mr. Frederico and Mr. Michener will receive Bermuda housing allowances, Bermuda housing tax gross-ups, FICA reimbursement, Bermuda car allowances and Bermuda family travel.